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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                                APRIL 23, 1998
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               Date of Report (date of earliest event reported)



                                    PIXAR
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             (Exact name of Registrant as specified in its charter)



          CALIFORNIA                      0-26976                 68-0086179
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(State or other jurisdiction of         Commission            (I.R.S. Employer
 incorporation or organization)         File Number          Identification No.)



                         1001 WEST CUTTING BOULEVARD
                          RICHMOND, CALIFORNIA 94804
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (510) 236-4000



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        (Former name or former address, if changed since last report)
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Item 8. Change in Fiscal Year

        Effective April 23, 1998, Pixar decided to change its fiscal year end from December 31 to the 52 or 53-week period that ends on the Saturday nearest December 31, effective for fiscal year 1998. As a result, Pixar's first quarter of 1998 represents the thirteen-week period ended on March 28, 1998, and Pixar's 1998 fiscal year will end on January 2, 1999. Fiscal year 1998 will have fifty-three weeks.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PIXAR


Date: May 8, 1998                      By:     /s/ Lawrence B. Levy
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                                                Lawrence B. Levy
                                                Executive Vice President,
                                                and Chief Financial Officer